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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 26, 2000
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                         0-22302                36-3688459
----------------------------           ------------              -----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



            451 Kingston Court, Mt. Prospect, Illinois     60056
            ------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                 (847) 391-9400
                         -------------------------------
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS.

         1. On December 26, 2000, Illinois Superconductor Corporation issued a press release announcing its acquisition of certain assets related to the Adaptive Notch Filtering ("ANF") business unit of Lockheed Martin Canada, Inc. ("LMC"), in exchange for 2,500,000 shares of common stock of the Company, pursuant to a Transaction Agreement dated as of November 1, 2000, and the appointment of Daniel Spoor, President and Chief Executive Officer of Lockheed Martin Canada Inc., to the Company's Board of Directors. A copy of the December 26, 2000 press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.


         (c)      Exhibits.

         99.1 Press Release issued by Illinois Superconductor Corporation on December 26, 2000 announcing the acquisition of certain assets related to the Adaptive Notch Filtering ("ANF") business unit of Lockheed Martin Canada, Inc. and the appointment of Daniel Spoor to the Company's Board of Directors.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ILLINOIS SUPERCONDUCTOR CORPORATION


                               By:         /s/  CHARLES WILLES
                                  -------------------------------------------
                                  Charles Willes, Chief Financial Officer



Dated: December 27, 2000


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                                  EXHIBIT INDEX



EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

99.1 Press Release issued by Illinois Superconductor Corporation on December 26, 2000 announcing the acquisition of certain assets related to the Adaptive Notch Filtering ("ANF") business unit of Lockheed Martin Canada, Inc. and the appointment of Daniel Spoor to the Company's Board of Directors.